SQUARETWO FINANCIAL CORPORATION accelerating assets BACK TO BLACK December 3, 2013

SAFE HARBOR PROVISIONS 2 Certain statements made in this presentation are forward-looking statements under the Private Securities Litigation Reform Act of 1995. These can be identified by words such as "intend," "believe," and "expect," and phrases using those or similar terms. Specifically, statements relating to projections of future proceeds, revenue, income, profitability, cash flow, non-GAAP financial measures such as Adjusted EBITDA, Estimated Remaining Proceeds (“ERP”), and our ability to expand and utilize flexibility under our credit facility are forward-looking statements. These forward‐looking statements are not guarantees of our future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward‐looking statements. Factors that could affect our results and cause them to materially differ from those contained in the forward looking statements include those that we discuss in “Risk Factors” or comparable headings in our December 31, 2012 Form 10-K filed with the SEC. Adjusted EBITDA and ERP are supplemental measures of our performance and purchased debt asset value, respectively, that are not required by, or presented in accordance with, accounting principles generally accepted in the U.S., also known as “GAAP.” They are not measurements of our financial performance or asset value under GAAP and should not be considered as alternatives to net income, asset value, or any other performance measures derived in accordance with GAAP, or as alternatives to cash flows from operating activities or a measure of our liquidity. We believe adjusted EBITDA is representative of our cash flow generation that can be used to purchase charged-off receivables, pay down or service debt, pay income taxes, and for other uses. ERP represents the expected cash proceeds of our then-current purchased debt portfolios over a nine year period. You are, however, cautioned not to place undue reliance on adjusted EBITDA and ERP.

SquareTwo Financial Headquarters Denver, Colorado SQUARETWO OVERVIEW • Leader in $100 billion asset recovery industry • Assist companies and consumers resolve debt commitments • Award-winning, proprietary technology and analytics • Unique Partners Network • KRG Holding – Private equity owner since 2005 • New management team in late 2009 • Capital structure includes $290M of bonds • Revolver capacity recently expanded up to $265M 3

LIQUIDATION EXAMPLE 4 ($ 000’s) ____________________ Note: Does note include cash proceeds from recourse. Face Value: $10,000 Time Acquisition Cost @ 13.5%: $1,350 Purchase date  Approximately 100-120 purchases made annually Non-legal Collections – 55% to 60% Gross Proceeds: $1,565 40 – 45% in 1 st 6 months  Cash proceeds that are collected by the Franchise Partners via letters or phone calls using firm name Legal Collections – 35% to 40% Gross Proceeds: $1,055 2–6 years (Majority after 3 years)  Cash proceeds that are collected by the Franchise Partners via suit filing on an account Sales – 0% to 5% Gross Proceeds: $80 Throughout collection cycle  Cash proceeds received for sale of an account Gross Proceeds $2,700  2.0x gross ROI or 53% annual IRR Costs ($945)  Consists of payments to Franchise Partners and court costs expenditures Net Proceeds $1,755  1.3x net ROI or 16% annual IRR

- 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 Year 10 Re tu rn on In ve stm en t 10-Year Return on Investment (2009-2013*) SquareTwo Comp 1 Comp 2 CASH FLOW SPEED 5 *As of September 30, 2013. Actual and estimated cash flows from public filings. Timing of certain competitor forecasted cash flows based on historical patterns. Highest IRR’s in Industry; Averaging 1.0x ROI <18 Months

BUSINESS MODEL GROWTH • Yield-Based Purchasing – 2010-2012 CAGR**: 26% • Cash Proceeds – 2010-2012 CAGR**: 34% 6 • Selective Purchasing = Proceeds Growth • Portfolio Growth = Cash Flow Annuity * Actual year-to-date results through September 30. **Compound Annual Growth Rate using full year 2010 – 2012 actual results. 337.1 470.7 608.0 467.6 439.1 250 400 550 700 2010 2011 2012 YTD 2012* YTD 2013* Cash Proceeds ($ millions) 171.8 267.7 272.8 215.5 231.0 150 200 250 300 2010 2011 2012 YTD 2012* YTD 2013* Purchases ($ millions)

FINANCIAL TRENDING 7 • Adjusted EBITDA CAGR* of 10% • YTD GAAP EBITDA of $53 million • Consolidated ERP of $921 million • YTD Net Income of $9.1 million 199.0 271.6 238.5 100 200 300 YTD Q3 2011 YTD Q3 2012 YTD Q3 2013 Adjusted EBITDA ($ millions) 16.3 55.4 53.0 - 30 60 YTD Q3 2011 YTD Q3 2012 YTD Q3 2013 GAAP EBITDA ($ millions) 752.5 929.2 921.1 300 600 900 Q3 2011 Q3 2012 Q3 2013 Consolidated ERP ($ millions) (24.9) 9.9 9.1 (30) - 30 YTD Q3 2011 YTD Q3 2012 YTD Q3 2013 Net Income ($ millions) * Compound Annual Growth Rate using YTD Q3 2011 to YTD Q3 2013 actual results.

Transition Period for Banks and Debt Buyers • Hyper concerned about new regulation (CFPB) • Banks and debt buyers enhance internal compliance and audit programs Banks and Debt Buyers Not Aligned • Debt Buyers: Lack of consistency across the industry • Banks: Less concern around collection compliance and regulation EMBRACING REGULATORY CHANGE 8 Banks and Debt Buyers Aligned • Regulated • Conservative • New barriers to entry • True partnerships The WAVES of CHANGE: Where are we now?

INVESTMENT HIGHLIGHTS 9 • Significant and stable base of assets • Regulation solidifies industry position • Highly flexible and scalable platform • Diversified investment focus • Best-in-class technology and analytics platform • Strong history of ROIs and IRRs • Disciplined purchasing efforts and capital deployment • Major emphasis on compliance, training and process support

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